Exhibit 10.3

Execution Version

JUNIOR PRIORITY INTERCREDITOR AGREEMENT

JUNIOR PRIORITY INTERCREDITOR AGREEMENT, dated as of March 12, 2018, among WILMINGTON TRUST, NATIONAL ASSOCIATION in its capacity as “Collateral Agent” under the First Lien Pari Passu Intercreditor Agreement (as defined below) (together with its successors as “Collateral Agent,” the “First Lien Representative”), as Representative for the First Lien Secured Parties (as defined below), and WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as “Collateral Agent” under the Junior Lien Pari Passu Intercreditor Agreement (as defined below) (together with its successors as “Collateral Agent” under the Junior Lien Pari Passu Intercreditor Agreement, the “Junior Lien Representative”), as Representative for the Junior Lien Secured Parties (as defined below). Capitalized terms used herein but not otherwise defined herein have the meanings set forth in Section 1 below.

A. J. C. PENNEY CORPORATION, INC., a Delaware corporation (the “Company”), is party to the Amended and Restated Credit and Guaranty Agreement, dated as of June 23, 2016 (as amended, restated, supplemented, waived, Refinanced or otherwise modified from time to time including without limitation to add new loans thereunder or increase the amount of commitments thereunder, the “Term Loan Agreement”), among the Company, the guarantors party thereto, the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent (together with its successors in such capacity under the Term Loan Agreement, the “Term Loan Agent”).

B. The Company is party to the Indenture dated as of June 23, 2016 among the Company, the guarantors identified therein and Wilmington Trust, National Association, as First Lien Trustee (as amended, restated, supplemented, waived, Refinanced or otherwise modified from time to time, the “First Lien Indenture”) pursuant to which the Company has issued its 5.875% Senior Secured Notes due 2023.

C. The Company is party to the Indenture dated as of March 12, 2018 among the Company, the guarantors identified therein and Wilmington Trust, National Association, as Junior Lien Trustee (as amended, restated, supplemented, waived, Refinanced or otherwise modified from time to time, the “Junior Lien Indenture”) pursuant to which the Company has issued its 8.625% Senior Secured Second Priority Notes due 2025.

D. Pursuant to the First Lien Pari Passu Intercreditor Agreement, the Term Loan Agent and the First Lien Trustee have appointed, and, if any additional Series of First Lien Obligations have been or are hereinafter established, one or more additional First Lien Authorized Representatives for the holders of additional Series of First Lien Obligations will appoint, the First Lien Representative to hold Liens for the benefit of the First Lien Secured Parties under the First Lien Documents and to bind such First Lien Secured Parties by the terms of this Agreement;

E. Pursuant to the Junior Lien Pari Passu Intercreditor Agreement, the Junior Lien Trustee has appointed, and, if any additional Series (as defined in the Junior Lien Pari Passu Intercreditor Agreement) of Junior Priority Obligations are established following the date hereof, one or more additional Junior Lien Authorized Representatives for the holders of additional Series of Junior Priority Obligations will appoint, the Junior Lien Representative to hold Liens for the benefit of the Junior Lien Secured Parties under the Junior Priority Documents and to bind such Junior Lien Secured Parties by the terms of this Agreement.

Accordingly, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. Definitions.

1.1. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“ABL Intercreditor Agreement” shall mean that certain Intercreditor and Collateral Cooperation Agreement, dated as of June 23, 2016, among Wells Fargo Bank, National Association, as representative for the First Priority Secured Parties (as defined therein), the First Lien Representative, as representative for the First Lien Secured Parties and the Junior Lien Representative, as representative for the Junior Lien Secured Parties, and certain other persons party or that may become party thereto from time to time, and consented to by the Company and the grantors identified therein, as amended, restated, supplemented or otherwise modified from time to time.

“ABL Priority Collateral” shall have the meaning given such term in the ABL Intercreditor Agreement.

“Agreement” shall mean this Junior Priority Intercreditor Agreement, as amended, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Bankruptcy Code” means Title 11 of the United States Code, as amended.

“Bankruptcy Law” shall mean the Bankruptcy Code and any similar Federal, state or foreign law for the relief of debtors.

“Business Day” means each day that is not a Saturday, Sunday or other day on which banking institutions in New York, New York, United States or the jurisdiction of the place of payment are authorized or required by law to close.

“Collateral” shall mean all of the assets of any Grantor, whether real, personal or mixed, constituting both First Lien Collateral and Junior Lien Collateral including, without limitation, any assets on which the First Lien Representative is automatically deemed to have a Lien pursuant to the provisions of Section 2.3.

“Company” shall have the meaning set forth in the recitals.

“Comparable Junior Lien Security Document” shall mean, in relation to any Collateral subject to any Lien created under any First Lien Document, each Junior Lien Security Document that creates a Lien on the same Collateral, granted by the same Grantor.

“Controlled Accounts” shall have the meaning set forth in Section 5.5(b).

“DIP Financing” shall have the meaning set forth in Section 6.1.

“Discharge of First Lien Obligations” shall mean, except to the extent otherwise provided in Section 5.7 and Section 6.3, payment in full in cash (except for contingent indemnities and cost and reimbursement obligations to the extent no claim has been made) of all First Lien Obligations and, with respect to letters of credit or letter of credit guaranties outstanding under the First Lien Documents, delivery of cash collateral or backstop letters of credit in respect thereof in a manner consistent with the applicable First Lien Documents and otherwise reasonably satisfactory to the First Lien Representative, in each case after or concurrently with the termination of all commitments to extend credit thereunder and the termination of all commitments of the First Lien Secured Parties under the First Lien Documents; provided that the Discharge of First Lien Obligations shall not be deemed to have occurred if such payments are made with the proceeds of other First Lien Obligations that constitute an exchange or replacement for or a Refinancing of such Obligations or First Lien Obligations.

“First Lien Authorized Representatives” means the Term Loan Agent, the First Lien Trustee and each other “Authorized Representative” (as defined in the First Lien Pari Passu Intercreditor Agreement) that becomes a party to the First Lien Pari Passu Intercreditor Agreement following the date hereof.

“First Lien Collateral” shall mean all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted or purported to be granted as security for any First Lien Obligations pursuant to a First Lien Security Document.

“First Lien Documents” shall have the meaning given to the term “Term Loan/Notes Documents” by the First Lien Pari Passu Intercreditor Agreement.

“First Lien Indenture” shall have the meaning set forth in the recitals.

“First Lien Obligations” shall have the meaning given to the term “Term Loan/Notes Secured Obligations” in the First Lien Pari Passu Intercreditor Agreement.

“First Lien Pari Passu Intercreditor Agreement” shall mean the Pari Passu Intercreditor Agreement, dated as of June 23, 2016 and as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, by and among the Grantors, the First Lien Representative, the Term Loan Agent, the First Lien Trustee and each other First Lien Authorized Representative from time to time party thereto.

“First Lien Representative” has the meaning set forth in the introductory paragraph of this Agreement.

“First Lien Secured Parties” shall mean the First Lien Representative, the First Lien Authorized Representatives and the holders from time to time of the First Lien Obligations.

“First Lien Security Documents” shall have the meaning given to the term “Term Loan/Notes Security Documents” by the First Lien Pari Passu Intercreditor Agreement.

“First Lien Trustee” shall mean Wilmington Trust, National Association, in its capacity as trustee under the First Lien Indenture, and its permitted successors.

“First Priority Liens” shall mean Liens securing the First Lien Obligations, which Liens are superior and prior in priority to the Liens securing the Junior Priority Obligations.

“Grantor Joinder Agreement” means a supplement to this Agreement substantially in the form of Annex I, appropriately completed.

“Grantors” shall mean Holdings, the Company and each other Subsidiary or direct or indirect parent company of the Company which has granted a security interest pursuant to any First Lien Security Document to secure any Series of First Lien Obligations.

“Holdings” shall mean J. C. Penney Company, Inc., a Delaware corporation.

“Insolvency or Liquidation Proceeding” shall mean:

(1) any case commenced by or against the Company or any other Grantor under any Bankruptcy Law, any other proceeding for the reorganization, receivership, recapitalization or adjustment or marshalling of the assets or liabilities of the Company or any other Grantor or its assets, any receivership or assignment for the benefit of creditors relating to the Company or any other Grantor or its assets or any similar case or proceeding relative to the Company or any other Grantor or its creditors or its assets, as such, in each case whether or not voluntary;

(2) any liquidation, dissolution, marshalling of assets or liabilities, assignment for the benefit of creditors or other winding up of or relating to the Company or any other Grantor or its assets, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency and whether or not in a court supervised proceeding; or

(3) any other proceeding of any type or nature in which substantially all claims of creditors of the Company or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Junior Lien Authorized Representative” means each “Authorized Representative” as defined in the Junior Lien Pari Passu Intercreditor Agreement.

“Junior Lien Collateral” shall mean all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted or purported to be granted as security for any Junior Priority Obligations pursuant to a Junior Lien Security Document.

“Junior Lien Pari Passu Intercreditor Agreement” means the Junior Lien Pari Passu Intercreditor Agreement, dated as of the date hereof, entered into by and among the Junior Lien Representative and one or more Junior Lien Authorized Representatives pursuant to which, among other things, the Junior Lien Secured Parties (or one or more Junior Lien Authorized Representatives on behalf of such Junior Lien Secured Parties) have authorized and directed the Junior Lien Representative to enter into this Agreement on behalf of the Junior Lien Secured Parties and to bind them hereby.

“Junior Lien Representative” has the meaning set forth in the introductory paragraph of this Agreement.

“Junior Lien Secured Parties” shall mean the Junior Lien Representative, the Junior Lien Authorized Representatives and the holders from time to time of the Junior Priority Obligations.

“Junior Lien Security Documents” shall have the meaning given to the term “Junior Priority Security Documents” (or like term) in the Junior Lien Pari Passu Intercreditor Agreement.

“Junior Lien Trustee” shall mean Wilmington Trust, National Association, in its capacity as trustee under the Junior Lien Indenture, and its permitted successors.

“Junior Liens” shall mean the Liens securing the Junior Priority Obligations.

“Junior Priority Documents” shall have the meaning given to such term by the Junior Lien Pari Passu Intercreditor Agreement.

“Junior Priority Obligations” shall have the meaning given to the term “Junior Priority Secured Obligations” in the Junior Lien Pari Passu Intercreditor Agreement.

“Lien” shall mean, with respect to any asset, any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset.

“Non-Conforming Plan of Reorganization” shall mean any Plan of Reorganization which grants the Junior Lien Representative or any Junior Lien Secured Party any right or benefit, directly or indirectly, which right or benefit is inconsistent with the terms of this Agreement or prohibited at such time by the provisions of this Agreement.

“Obligations” shall mean any principal, interest, fees, expenses (including any interest, fees or expenses accruing subsequent to the filing of a petition in any Insolvency or Liquidation Proceeding at the rate provided for in the documentation with respect thereto, whether or not such interest, fees or expenses are an allowed claim under applicable state, federal or foreign law), premium, penalties, indemnifications, reimbursements (including reimbursement obligations with respect to letters of credit and banker’s acceptances), damages and other liabilities, and guarantees of payment of such principal, interest, penalties, fees, expenses, indemnifications, reimbursements, damages and other liabilities, payable under the documentation governing any indebtedness.

“Payment Discharge” shall have the meaning set forth in Section 5.1(a).

“Person” shall mean any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, entity or other party, including any government and any political subdivision, agency or instrumentality thereof.

“Plan of Reorganization” shall mean any plan of reorganization, plan of liquidation, agreement for composition, or other type of plan of arrangement or restructuring proposed in or in connection with any Insolvency or Liquidation Proceeding.

“Pledged Collateral” shall mean the Collateral in the possession or control of the First Lien Representative (or its agents or bailees), in accordance with the terms of the First Lien Pari Passu Intercreditor Agreement, to the extent that possession or control thereof perfects a Lien thereon under the UCC.

“Recovery” shall have the meaning set forth in Section 6.3.

“Refinance” shall mean, in respect of any indebtedness, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, refund, replace or repay, or to issue other indebtedness or enter alternative financing arrangements, in exchange for or replacement of such indebtedness, including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including in each case, but not limited to, after the original instrument giving rise to such indebtedness has been terminated. “Refinanced” and “Refinancing” shall have correlative meanings.

“Representative” shall mean each of the First Lien Representative and the Junior Lien Representative.

“Series” shall have the meaning given to such term by the First Lien Pari Passu Intercreditor Agreement.

“Subsidiary” shall mean any “Subsidiary” of the Company as defined in the First Lien Indenture.

“Term Loan Agent” shall have the meaning set forth in the recitals.

“Term Loan Agreement” shall have the meaning set forth in the recitals.

“UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

1.2. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified in accordance with this Agreement, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections shall be construed to refer to Sections of this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 2. Lien Priorities.

2.1. Subordination of Liens. Notwithstanding (i) the date, time, method, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection of any Liens granted to the Junior Lien Representative or any Junior Lien Secured Party on the Collateral or of any Liens granted to the First Lien Representative or any First Lien Secured Party on the Collateral (or any actual or alleged defect or deficiency in any of the foregoing or any avoidance, invalidation or subordination by any third party or court of competent jurisdiction of any or all of the security interests in the Collateral), (ii) any provision of the UCC, the Bankruptcy Code, any applicable law, any Junior Priority Documents or the First Lien Documents, (iii) whether the First Lien Representative, either directly or through agents, holds possession of, or has control over, all or any part of the Collateral, (iv) the fact that any such Liens may be subordinated, voided, avoided, invalidated or lapsed or (v) any other circumstance of any kind or nature whatsoever, the Junior Lien Representative, on behalf of itself and each Junior Lien Secured Party under its Junior Priority Documents, hereby agrees that: (a) any Lien on the Collateral securing any First Lien Obligations now or hereafter held by or on behalf of the First Lien Representative or any First Lien Secured Parties or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the Collateral securing any Junior Priority Obligations and (b) any Lien on the Collateral securing any Junior Priority Obligations now or hereafter held by or on behalf of the Junior Lien Representative or any Junior Lien Secured Party or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Collateral securing any First Lien Obligations. All Liens on the Collateral securing any First Lien Obligations shall be and remain senior in all respects and prior to all

Liens on the Collateral securing any Junior Priority Obligations for all purposes, whether or not such Liens securing any First Lien Obligations are subordinated to any Lien securing any other obligation of the Company, any other Grantor or any other Person. The Junior Lien Representative, for itself and on behalf of the Junior Lien Secured Parties, expressly agrees that any Lien purported to be granted on any Collateral as security for the First Lien Obligations shall be deemed to be, and shall be deemed to remain, senior in all respects and prior to all Liens on the Collateral securing any Junior Priority Obligations for all purposes regardless of whether any Lien purported to be granted is found to be improperly granted, improperly perfected, preferential, a fraudulent conveyance or fraudulent transfer or legally or otherwise deficient in any manner.

2.2. Prohibition on Contesting Liens. The Junior Lien Representative, for itself and on behalf of each Junior Lien Secured Party, agrees that (a) it shall not (and hereby waives any right to) take any action to contest, or support any other Person in contesting, directly or indirectly, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority or enforceability of a Lien securing, or the allowability of any claim asserted with respect to, any First Lien Obligations held (or purported to be held) by or on behalf of the First Lien Representative or any of the First Lien Secured Parties or any agent or trustee therefor in any First Lien Collateral or Collateral and (b) none of them will oppose or otherwise contest (or support any Person contesting) any other request for judicial relief made in any court by the First Lien Representative or any First Lien Secured Party relating to the lawful enforcement of any First Priority Lien on Collateral or First Lien Collateral. The First Lien Representative, for itself and on behalf of each First Lien Secured Party, agrees that it shall not (and hereby waives any right to) take any action to contest, or support any other Person in contesting, directly or indirectly, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority or enforceability of a Lien securing, or the allowability of any claim asserted with respect to, any Junior Priority Obligations held (or purported to be held) by or on behalf of the Junior Lien Representative or any Junior Lien Secured Party on the Collateral; provided, however, that nothing in this Agreement shall be construed to prevent or impair the rights of the First Lien Representative or any First Lien Secured Parties to enforce this Agreement (including the priority of the Liens securing the First Lien Obligations as provided in Section 2.1) or any of the First Lien Documents.

2.3. No New Liens. So long as the Discharge of First Lien Obligations has not occurred, the parties hereto agree that, after the date hereof, none of Holdings, the Company or any other Subsidiary shall grant or permit any additional Liens on any asset or property of such Person to secure any Junior Priority Obligations unless it has granted, or concurrently therewith grants, a Lien on such asset or property to secure the First Lien Obligations. If the Junior Lien Representative or any Junior Lien Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets or property of Holdings, the Company or any other Subsidiary securing the Junior Priority Obligations that is not also subject to the First Priority Lien in respect of the First Lien Obligations under the First Lien Documents, then the Junior Lien Representative or such Junior Lien Secured Party, without the need for any further consent of any party and notwithstanding anything to the contrary in any other agreement, document or instrument, (i) shall notify the First Lien Representative promptly upon becoming aware thereof and, unless Holdings, the Company or any other Subsidiary, as applicable, shall promptly grant a similar Lien on such assets or property to the First Lien Representative as security for the First Lien Obligations, and must assign such Lien to the First Lien Representative as security for the First Lien Obligations (but may retain a junior lien on such assets or property subject to the terms of this Agreement) and (ii) until such assignment or such grant of a similar Lien to the First Lien Representative, will be deemed to hold and have held such Lien for the benefit of the First Lien Representative as security for the First Lien Obligations. Any amounts received or distributed to the Junior Lien Representative pursuant to or as a result of any Lien granted in contravention of this Section 2.3 shall be subject to the provisions of Section 4.2.

2.4. Perfection of Liens. Except as expressly set forth in Section 5.5 hereof, neither the First Lien Representative nor any First Lien Secured Party shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Collateral for the benefit of the Junior Lien Representative or any Junior Lien Secured Parties. Neither the Junior Lien Representative nor any Junior Lien Secured Party shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Collateral for the benefit of the First Lien Representative or any First Lien Secured Parties. The provisions of this Agreement are intended to govern the respective Lien priorities as between the First Lien Secured Parties and the Junior Lien Secured Parties and shall not impose on the First Lien Representative, the Junior Lien Representative, the Junior Lien Secured Parties or the First Lien Secured Parties or any agent or trustee therefor any obligations in respect of the disposition of proceeds of any Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or governmental authority or any applicable law.

SECTION 3. Enforcement.

3.1. Exercise of Remedies, Etc.

(a) So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, (i) neither the Junior Lien Representative nor any Junior Lien Secured Party will (x) exercise or enforce or seek to exercise or enforce any rights or remedies (including setoff, recoupment and the right to credit bid debt (except as set forth in Section 3.1(f) below)) with respect to any Collateral securing both the First Lien Obligations and any Junior Priority Obligations in respect of any applicable Junior Priority Obligations, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), (y) contest, protest or otherwise object to any foreclosure or enforcement proceeding or action brought with respect to the Collateral or any other collateral by the First Lien Representative or any First Lien Secured Party in respect of the First Lien Obligations, the exercise of any right by the First Lien Representative or any First Lien Secured Party (or any agent or sub-agent on their behalf) in respect of the First Lien Obligations under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the First Lien Representative or any First Lien Secured Party either is a party or may have rights as a third-party beneficiary, the Junior Lien Representative or any Junior Lien Secured Party either is a party or may have rights as a third party beneficiary, or any other exercise by any such party of any rights and remedies as a secured party relating to the Collateral or any other collateral under the First Lien Documents or otherwise in respect of First Lien Obligations, or (z) object to any waiver or forbearance by the First Lien Secured Parties from or in respect of bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral or any other collateral in respect of First Lien Obligations and (ii) as between the First Lien Representative or First Lien Secured Parties, on one hand, and the Junior Lien Representative or any Junior Lien Secured Party, on the other hand, the First Lien Representative (or any person authorized by it) and the First Lien Secured Parties shall have the sole and exclusive right to enforce rights, exercise remedies (including setoff, recoupment and the right to credit bid their debt), marshal, process and make determinations regarding the release, disposition or restrictions, or waiver or forbearance of rights or remedies with respect to the Collateral and will also have the exclusive right to determine and direct the time, method and place for exercising such right or remedies or conducting any proceeding with respect thereto, in each case, without any consultation with or the consent of the Junior Lien Representative or any Junior Lien Secured Party; provided, however, that (A) in any Insolvency or Liquidation Proceeding commenced by or against the Company or any other Grantor, the Junior Lien Representative or any Junior Lien Secured Party may file a claim, proof of claim or statement of interest with respect to the Junior Priority Obligations, (B) the Junior Lien Representative or any Junior Lien Secured Party may take any action (not adverse to the prior Liens on the Collateral securing the First Lien Obligations or the rights of the First Lien Representative or the First Lien Secured Parties to exercise remedies in respect thereof) in order to create, prove, perfect, preserve or protect (but not enforce) its rights in, and perfection and priority of its Lien on, the Collateral, (C) to the extent not otherwise inconsistent with or prohibited by this Agreement, the Junior Lien Representative or the Junior Lien Secured Parties may exercise their rights and remedies as unsecured creditors, solely to the extent provided, and as limited, herein, (D) the Junior Lien Representative or the Junior Lien Secured Parties may exercise the rights and remedies provided for in this Agreement with respect to seeking adequate protection in an Insolvency or Liquidation Proceeding (including, without limitation, Section 6.2), and (E) the Junior Lien Representative or the Junior Lien Secured Parties may file any necessary or appropriate responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims or Liens of the Junior Lien Representative or the Junior Lien Secured Parties, including any claims secured by the Collateral, in each case (A) through (E) above to the extent such action is not prohibited by, inconsistent with, or could not result in a resolution inconsistent with, the terms of this Agreement. In exercising rights and remedies with respect to the First Lien Collateral or Collateral, the First Lien Representative and the First Lien Secured Parties may enforce the provisions of the First Lien Documents and exercise any one or more of its or their rights and remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Collateral or other collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(b) So long as the Discharge of First Lien Obligations has not occurred, the Junior Lien Representative, on behalf of itself and each Junior Lien Secured Party, agrees that it will not take or receive any Collateral or any proceeds of Collateral in connection with the exercise of any right or remedy or (except as otherwise expressly provided in Section 6) otherwise in an Insolvency or Liquidation Proceeding (including set off, recoupment or the right to credit bid debt (except as set forth in Section 3.1(f) below)) with respect to any Collateral in respect of the applicable Junior Priority Obligations. Without limiting the generality of the foregoing, unless and until the Discharge of First Lien Obligations has occurred, except as expressly provided in the proviso in clause (ii) of Section 3.1(a), the sole right of the Junior Lien Representative and the Junior Lien Secured Parties with respect to the Collateral is to hold a Lien on the Collateral in respect of the applicable Junior Priority Obligations pursuant to the Junior Priority Documents, as applicable, for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of First Lien Obligations has occurred.

(c) Subject to the proviso in clause (ii) of Section 3.1(a), (i) the Junior Lien Representative, for itself and on behalf of each Junior Lien Secured Party, agrees that neither the Junior Lien Representative nor any Junior Lien Secured Party will take any action that would hinder any exercise of remedies undertaken by the First Lien Representative or the First Lien Secured Parties with respect to the Collateral, the First Lien Collateral or any other collateral under the First Lien Documents, including any sale, lease, exchange, transfer or other disposition of the Collateral, the First Lien Collateral or such other collateral, whether by foreclosure or otherwise, and (ii) the Junior Lien Representative, for itself and on behalf of each Junior Lien Secured Party, hereby waives any and all rights it or any Junior Lien Secured Party may have as a junior lien creditor or otherwise to object to the manner in which the First Lien Representative or any First Lien Secured Party seeks to enforce or collect the First Lien Obligations or the Liens granted in any of the First Lien Collateral or Collateral, regardless of whether any action or failure to act by or on behalf of the First Lien Representative or First Lien Secured Party is adverse to the interests of the Junior Lien Secured Parties.

(d) The Junior Lien Representative and each Junior Lien Secured Party hereby acknowledge and agree that no covenant, agreement or restriction contained in any applicable Junior Priority Document shall be deemed to restrict in any way the rights and remedies of the First Lien Representative or any First Lien Secured Parties with respect to the First Lien Collateral or Collateral as set forth in this Agreement and the First Lien Documents.

(e) So long as the Discharge of First Lien Obligations has not occurred, neither the Junior Lien Representative nor any other Junior Lien Secured Party may assert or enforce any right of marshalling accorded to a junior lienholder, as against the First Lien Representative or any First Lien Secured Party (in their capacity as priority lienholders).

(f) Section 3.1 hereof shall not be construed to in any way limit or impair the right of any Junior Lien Secured Party from exercising a credit bid with respect to the Junior Priority Obligations in a sale or other disposition of Collateral under Section 363(k) of the Bankruptcy Code or any similar provision of any Bankruptcy Law, provided that in connection with and immediately after giving effect to such sale and credit bid there occurs a Discharge of First Lien Obligations.

3.2. Cooperation. Subject to the proviso in clause (ii) of Section 3.1(a), the Junior Lien Representative, on behalf of itself and each Junior Lien Secured Party, agrees that, unless and until the Discharge of First Lien Obligations has occurred, it will not commence, or join with any Person (other than the First Lien Secured Parties and the First Lien Representative upon the request thereof) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Collateral or any other collateral under any of the applicable Junior Priority Documents or otherwise in respect of the applicable Junior Priority Obligations.

SECTION 4. Payments.

4.1. Application of Proceeds. Subject to the terms of the First Lien Pari Passu Intercreditor Agreement and the ABL Intercreditor Agreement, so long as the Discharge of First Lien Obligations has not occurred, the Collateral or proceeds thereof received in connection with the sale or other disposition of, or collection on, such Collateral upon the exercise of rights or remedies or any transfer or disposition in lieu thereof as a secured party, shall be applied by the First Lien Representative to the First Lien Obligations prior to application to any Junior Priority Obligations, in such order as specified in the First Lien Pari Passu Intercreditor Agreement and in the relevant First Lien Documents until the Discharge of First Lien Obligations has occurred. Upon the Discharge of First Lien Obligations, subject to the proviso of Section 5.1(a)(y) and subject to Section 5.7 hereof, the First Lien Representative shall deliver promptly to the Junior Lien Representative any Collateral or proceeds thereof held by it in the same form as received, with any endorsements reasonably requested by the Junior Lien Representative or as a court of competent jurisdiction may otherwise direct.

4.2. Payments Over. Any Collateral or First Lien Collateral or proceeds thereof received by the Junior Lien Representative or any Junior Lien Secured Party in connection with the exercise of any right or remedy (including set off, recoupment or credit bid) or (except as otherwise expressly provided in Section 6) in any Insolvency or Liquidation Proceeding relating to the Collateral not expressly permitted by this Agreement or prior to the Discharge of First Lien Obligations shall be segregated and held in trust for the benefit of and forthwith paid over to the First Lien Representative in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The First Lien Representative is hereby authorized to make any such endorsements as agent for the Junior Lien Representative or any such Junior Lien Secured Party. This authorization is coupled with an interest and is irrevocable.

SECTION 5. Other Agreements.

5.1. Releases.

(a) (x) If at any time any Grantor or any First Lien Secured Party delivers notice to the Junior Lien Representative with respect to any specified Collateral (including for such purpose, in the case of the sale or other disposition of all or substantially all of the equity interests in any Subsidiary, any Collateral held by such Subsidiary or any direct or indirect Subsidiary thereof) that:

(A) such specified Collateral has been or is being sold, leased, exchanged, transferred or otherwise disposed of by the owner of such Collateral in a transaction permitted under the First Lien Documents and the Junior Priority Documents; or

(B) the First Priority Liens thereon have been or are being released in connection with the release of a Subsidiary from its guarantee under all of the First Lien Documents; or

(C) the First Priority Liens thereon have been or are being otherwise released as permitted by the First Lien Documents or by the First Lien Representative on behalf of the First Lien Secured Parties (unless, in the case of clause (B) or (C) of this Section 5.1(a)(x), such release occurs in connection with, and after giving effect to, a Discharge of First Lien Obligations, which discharge is not in connection with a foreclosure of, or other exercise of remedies with respect to, Collateral by the First Lien Secured Parties (such discharge not in connection with any such foreclosure or exercise of remedies, a “Payment Discharge”)), then the Junior Liens upon such Collateral will automatically be released and discharged as and when, but only to the extent, such Liens on such Collateral securing First Lien Obligations are released and discharged (provided that in the case of any release of Collateral not pursuant to a Payment Discharge, the Liens on any Collateral disposed of in connection with the satisfaction in whole or in part of First Lien Obligations shall be automatically released but any proceeds thereof not used for purposes of the Discharge of First Lien Obligations or otherwise in accordance with the First Lien Documents shall be subject to Junior Liens and shall be applied pursuant to Section 4.1). Upon delivery to the Junior Lien Representative of a notice from the First Lien Representative stating that any such release of Liens securing or supporting the First Lien Obligations has become effective (or shall become effective upon the Junior Lien Representative’s release), the Junior Lien Representative will promptly, at the Company’s expense, execute and deliver such instruments, releases, termination statements or other documents confirming such release on customary terms, which instruments, releases and termination statements shall be substantially identical to the comparable instruments, releases and termination statements executed by the First Lien Representative in connection with such release. In the case of the sale of capital stock of a Subsidiary or any other transaction resulting in the release of such Subsidiary’s guarantee under the First Lien Documents in accordance with the First Lien Documents, the guarantee in favor of the Junior Lien Secured Parties, if any, made by such Subsidiary will automatically be released and discharged as and when, but only to the extent, the guarantee by such Subsidiary of all First Lien Obligations is released and discharged.

(y) In the event of a Payment Discharge, the Junior Liens on Collateral owned by the Company or a Grantor immediately after giving effect to such Payment Discharge shall become first-priority security interests (subject to the ABL Intercreditor Agreement and any intercreditor agreements or arrangements among Junior Lien Secured Parties pursuant to Section 8.21 and subject to Liens permitted by the Junior Priority Documents); provided that if the Company or the Grantors incur at any time thereafter any new or replacement First Lien Obligations permitted under the Junior Priority Documents, then the provisions of Section 5.7 shall apply as if a Refinancing of First Lien Obligations had occurred.

(b) The Junior Lien Representative, for itself and on behalf of each Junior Lien Secured Party, hereby irrevocably constitutes and appoints the First Lien Representative and any officer or agent of the First Lien Representative, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Junior Lien Representative or such holder or in the First Lien Representative’s own name, from time to time in the First Lien Representative’s discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Section 5.1, including any termination statements, endorsements or other instruments of transfer or release.

(c) Unless and until the Discharge of First Lien Obligations has occurred, the Junior Lien Representative for itself and on behalf of each Junior Lien Secured Party, hereby consents to the application, whether prior to or after a default, of proceeds of Collateral or other collateral to the repayment of First Lien Obligations pursuant to the First Lien Documents (but subject to the First Lien Pari Passu Intercreditor Agreement and the ABL Intercreditor Agreement).

5.2. Insurance. Unless and until the Discharge of First Lien Obligations has occurred, as between the First Lien Representative or any First Lien Secured Party, on one hand, and the Junior Lien Representative or any Junior Lien Secured Party, on the other hand, the First Lien Representative and the First Lien Secured Parties shall have the sole and exclusive right, to the extent permitted by the First Lien Documents and subject to the rights of the Grantors thereunder, to adjust settlement for any insurance policy covering the Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Collateral. Subject to the First Lien Pari Passu Intercreditor Agreement and the ABL Intercreditor Agreement, unless and until the Discharge of First Lien Obligations has occurred, all proceeds of any such policy and any such award if in respect of the Collateral shall be paid (a) first, until the occurrence of the Discharge of First Lien Obligations, to the First Lien Representative for the benefit of the First Lien Secured Parties pursuant to the terms of the First Lien Documents, (b) second, after the occurrence of the Discharge of First Lien Obligations, to the Junior Lien Representative for the benefit of the Junior Lien Secured Parties pursuant to the terms of the applicable Junior Priority Documents and (c) third, if no Junior Priority Obligations are outstanding, to the owner of the subject property, such other person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. If the Junior Lien Representative or any Junior Lien Secured Party shall, at any time prior to the Discharge of First Lien Obligations, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, such proceeds shall be segregated and held in trust for the benefit of the First Lien Representative and it shall forthwith pay such proceeds over to the First Lien Representative in accordance with the terms of Section 4.2.

5.3. Amendments to Junior Lien Security Documents.

(a) So long as the Discharge of First Lien Obligations has not occurred, without the prior written consent of the First Lien Representative, no Junior Lien Security Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Junior Lien Security Document, would be prohibited by or inconsistent with any of the terms of this Agreement. The Junior Lien Representative agrees that each applicable Junior Lien Security Document shall include the following language (or language to similar effect approved by the First Lien Representative):

“Notwithstanding anything herein to the contrary, the liens and security interests granted to [the Junior Lien Representative] pursuant to this Agreement and the exercise of any right or remedy by [the Junior Lien Representative] hereunder are subject to the limitations and provisions of the Junior Priority Intercreditor Agreement, dated as of March 12,

2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”) among Wilmington Trust, National Association, as Representative for the First Lien Secured Parties, and Wilmington Trust, National Association, as Representative for the Junior Lien Secured Parties, and certain other persons party or that may become party thereto from time to time, and consented to pursuant to that certain Consent of Company and Grantors dated of even date therewith by J. C. Penney Corporation, Inc. and the other Grantors identified therein. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern and control.”

In addition, the Junior Lien Representative, on behalf of the Junior Lien Secured Parties, agrees that each mortgage covering any Collateral, if any, shall contain such other language as the First Lien Representative may reasonably request to reflect the subordination of such mortgage to the First Lien Document covering such Collateral.

(b) In the event that the First Lien Representative or any First Lien Secured Party enters into any amendment, waiver or consent in respect of or replaces any of the First Lien Security Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any First Lien Security Document or changing in any manner the rights of the First Lien Representative, the First Lien Secured Parties, the Company or any other Grantor thereunder (including the release of any Liens in Collateral in accordance with Section 5.1), then such amendment, waiver or consent shall apply automatically to any comparable provision of each Comparable Junior Lien Security Document without the consent of the Junior Lien Representative or any Junior Lien Secured Party and without any action by the Junior Lien Representative, the Company or any other Grantor; provided that such amendment, waiver or consent does not materially adversely affect the rights of the Junior Lien Secured Parties or the interests of the Junior Lien Secured Parties in the Collateral in a manner materially different from that affecting the rights of the First Lien Secured Parties thereunder or therein. The Company shall give written notice of such amendment, waiver or consent (along with a copy thereof) to the Junior Lien Representative; provided that the failure to give such notice shall not affect the effectiveness of such amendment with respect to the provisions of any Junior Lien Security Document as set forth in this Section 5.3(b).

5.4. Rights as Unsecured Creditors. The Junior Lien Representative and the Junior Lien Secured Parties may exercise rights and remedies as an unsecured creditor against the Company or any Subsidiary that has guaranteed the Junior Priority Obligations in accordance with the terms of the applicable Junior Priority Documents and applicable law and to the extent not inconsistent with, or prohibited by, the terms of this Agreement. Nothing in this Agreement shall prohibit the receipt by the Junior Lien Representative or any Junior Lien Secured Party of required payments of interest and principal so long as such receipt is not the direct or indirect result of the exercise by the Junior Lien Representative or any Junior Lien Secured Party of rights or remedies as a secured creditor in respect of Collateral or other collateral or enforcement in contravention of this Agreement of any Lien in respect of Junior Priority Obligations held by any of them or in any Insolvency or Liquidation Proceeding. In the event the Junior Lien Representative or any Junior Lien Secured Party becomes a judgment lien creditor or other secured creditor in respect of any Collateral, First Lien Collateral or other collateral as a result of its enforcement of its rights as an unsecured creditor in respect of Junior Priority Obligations or otherwise, such judgment or other lien shall be subordinated to the Liens securing the First Lien Obligations on the same basis as the other Liens securing the Junior Priority Obligations are so subordinated to the First Priority Liens securing First Lien Obligations under this Agreement. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the First Lien Representative or the First Lien Secured Parties may have with respect to the First Lien Collateral.

5.5. First Lien Representative as Gratuitous Bailee for Perfection.

(a) The First Lien Representative agrees to hold the Pledged Collateral that is part of the Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the benefit and on behalf of the Junior Lien Representative and each Junior Lien Secured Party and any assignee thereof solely for the purpose of perfecting the security interest granted in such Pledged Collateral pursuant to the Junior Lien Security Documents, subject to the terms and conditions of this Section 5.5.

(b) The Junior Lien Representative, on behalf of the Junior Lien Secured Parties, hereby appoints the First Lien Representative to act as its collateral agent under each control agreement to which it is a party for the purpose of perfecting the security interest granted in the deposit accounts, securities accounts and other accounts subject to such control agreements that constitute Collateral (collectively, the “Controlled Accounts”) pursuant to the Junior Lien Security Documents, and the First Lien Representative accepts such appointment. In furtherance of the foregoing, each Grantor hereby grants a security interest in the Pledged Collateral consisting of Controlled Accounts to the First Lien Representative for the benefit of the Junior Lien Representative and the Junior Lien Secured Parties.

(c) The First Lien Representative shall have no obligation whatsoever to the Junior Lien Representative or any Junior Lien Secured Party to assure that the Pledged Collateral is genuine or owned by the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Collateral except as expressly set forth in this Section 5.5. The duties or responsibilities of the First Lien Representative under this Section 5.5 shall be limited solely to holding the Pledged Collateral as gratuitous bailee for the benefit and on behalf of the Junior Lien Representative and each Junior Lien Secured Party for purposes of perfecting the Liens held by the Junior Lien Secured Parties.

(d) The First Lien Representative shall not have by reason of the Junior Priority Documents or this Agreement or any other document a fiduciary relationship in respect of the Junior Lien Representative or any Junior Lien Secured Party, and each of the Junior Lien Representative and the Junior Lien Secured Parties hereby waives and releases the First Lien Representative from all claims and liabilities arising pursuant to the First Lien Representative’s role under this Section 5.5, as agent and gratuitous bailee with respect to the Collateral.

(e) Upon the Discharge of First Lien Obligations, the First Lien Representative shall (x) deliver to the Junior Lien Representative written notice of the occurrence thereof (which notice may state that such Discharge of First Lien Obligations is subject to the provisions of this Agreement, including, without limitation, Sections 5.1(a)(y), 5.7 and 6.3 hereof) (it being understood that until the delivery of such notice to the Junior Lien Representative, the Junior Lien Representative shall not be charged with knowledge of the Discharge of First Lien Obligations or required to take any actions based on such Discharge of First Lien Obligations) and (y) deliver to the Junior Lien Representative, to the extent that it is legally permitted to do so, the remaining Pledged Collateral (if any) together with any endorsements reasonably requested by the Junior Lien Representative (or otherwise allow the Junior Lien Representative to obtain control of such Pledged Collateral) or as a court of competent jurisdiction may otherwise direct. The Company and each Grantor shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify the First Lien Representative for loss or damage suffered by the First Lien Representative as a result of such transfer except for loss or damage suffered by the First Lien Representative as a result of its own willful misconduct, gross negligence or bad faith. The First Lien Representative has no obligation to follow instructions from the Junior Lien Representative or any Junior Lien Secured Party in contravention of this Agreement.

(f) Neither the First Lien Representative nor any of the First Lien Secured Parties shall be required to marshal any present or future collateral security for the Company’s or its Subsidiaries’ obligations to the First Lien Representative or the First Lien Secured Parties under the First Lien Documents or any assurance of payment in respect thereof or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security or any assurance of payment in respect thereof shall be cumulative and in addition to all other rights, however existing or arising.

5.6. [Reserved].

5.7. No Release in Event of Reinstatement. If at any time in connection with or after the Discharge of First Lien Obligations the Company either in connection therewith or thereafter enters into any Refinancing of any First Lien Document evidencing a First Lien Obligation, then such Discharge of First Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement, the First Lien Documents and the Junior Priority Documents, and the obligations under such Refinancing shall automatically be treated as First Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the related documents shall be treated as First Lien Documents for all purposes of this Agreement. Upon receipt of a notice stating that the Company has entered into a new First Lien Document, the Junior Lien Representative shall promptly (at the expense of the Company) (a) enter into such documents and agreements (including amendments or supplements to this Agreement) as the Company or the First Lien Representative shall reasonably request in order to confirm to the First Lien Representative the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement and (b) deliver to the First Lien Representative the Pledged Collateral together with any necessary endorsements (or otherwise allow the First Lien Representative to obtain possession or control of such Pledged Collateral).

SECTION 6. Insolvency or Liquidation Proceedings.

6.1. Financing and Sale Issues. The Junior Lien Representative, on behalf of itself and each Junior Lien Secured Party, agrees that if the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding:

(a) if the First Lien Representative or any First Lien Secured Party shall desire to permit (or not object to) the use of cash collateral and/or to permit the Company or any other Grantor to obtain financing (whether from any First Lien Secured Party or any third party) under Section 363 or Section 364 of the Bankruptcy Code or any similar provision in any Bankruptcy Law (“DIP Financing”), including if such DIP Financing is secured by Liens on the Collateral senior in priority to the Liens securing the Junior Priority Obligations, then the Junior Lien Representative, on behalf of itself and each Junior Lien Secured Party, agrees that it will raise no objection to, and will not support any objection to, and will not otherwise contest such use of cash collateral or DIP Financing and will not request adequate protection or any other relief in connection therewith (except to the extent permitted by Section 6.2) and, to the extent the Liens securing the First Lien Obligations are subordinated to or pari passu with such DIP Financing, will subordinate its Liens in the Collateral and any other collateral to such DIP Financing (and all Obligations relating thereto), any adequate protection liens granted to the First Lien Secured Parties, and any “carve out” for professional and United States Trustee fees agreed to by the First Lien Representative, on the same basis as the other Liens securing the Junior Priority Obligations are so subordinated to the First Priority Liens securing the applicable First Lien Obligations;

(b) none of them will object to, or otherwise contest (or support any other Person contesting), any motion for relief from the automatic stay or from any injunction against foreclosure or enforcement in respect of First Lien Obligations made by the First Lien Representative or any First Lien Secured Party;

(c) none of them will object to, or otherwise contest (or support any other Person contesting), any order relating to a sale of assets of the Company or any Grantor for which the First Lien Representative has consented that provides, to the extent that sale is to be free and clear of Liens, that the Liens securing the First Lien Obligations and the Junior Priority Obligations will attach to the proceeds of the sale on the same basis of priority as the existing Liens in accordance with this Agreement; provided that the Junior Lien Representative may object solely to any sale or bidding procedures proposed for any such sale;

(d) none of them will seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral, the First Lien Collateral or any other collateral without the prior written consent of the First Lien Representative;

(e) none of them will object to, or otherwise contest (or support any other Person contesting), (i) any request by the First Lien Representative or any First Lien Secured Party for adequate protection or (ii) any objection by the First Lien Representative or any First Lien Secured Party to any motion, relief, action or proceeding based on the First Lien Representative’s or such First Lien Secured Party’s claiming a lack of adequate protection;

(f) none of them will assert or enforce any claim under Section 506(c) of the Bankruptcy Code senior to or on a parity with the Liens securing the First Lien Obligations for costs or expenses of preserving or disposing of any Collateral or First Lien Collateral;

(g) none of them will oppose or otherwise contest (or support any Person contesting) any lawful exercise by the First Lien Representative or any First Lien Secured Party of the right to credit bid, under Section 363(k) of the Bankruptcy Code or any similar provision of any Bankruptcy Law, First Lien Obligations at any sale of Collateral or First Lien Collateral;

(h) none of them will challenge (or support any other Person challenging) the validity, enforceability, perfection or priority of the First Priority Liens on Collateral or First Lien Collateral (and the First Lien Representative and the First Lien Secured Parties agree not to challenge the validity, enforceability, perfection or priority of the Liens in favor of the Junior Lien Representative and each other Junior Lien Secured Party on the Collateral); and

(i) the Junior Lien Representative, on behalf of itself and each Junior Lien Secured Party, agrees that notice received two Business Days prior to the entry of an order approving a DIP Financing and/or the use, lease, or other disposition of cash or other collateral shall be deemed to be adequate notice thereof.

6.2. Adequate Protection. The Junior Lien Representative, on behalf of itself and each Junior Lien Secured Party, agrees in an Insolvency or Liquidation Proceeding that none of them shall object to or contest (a) any request by the First Lien Representative or any First Lien Secured Party for adequate protection in any form, (b) any objection by the First Lien Representative or any First Lien Secured Party to any motion, relief, action, or proceeding based on the First Lien Representative’s or any First Lien Secured Party’s claiming a lack of adequate protection, or (c) the allowance and payment of interest, fees, expenses, or other amounts of the First Lien Representative or any First Lien Secured Party as adequate protection or otherwise under Section 506(b) or (c) of the Bankruptcy Code or any similar provision of any Bankruptcy Law. If the First Lien Secured Parties (or any subset thereof) are granted adequate protection in the form of a Lien on additional or replacement collateral and/or a superpriority administrative expense claim in connection with any DIP Financing and/or use of cash collateral under Section 363 or 364 of the Bankruptcy Code or any similar provision of any Bankruptcy Law, then the Junior Lien Representative, for itself and on behalf of the Junior Lien Secured Parties, may seek or request adequate protection in the form of (as applicable) a Lien on such additional or replacement collateral and/or a superpriority administrative expense claim, which Lien and/or superpriority administrative expense claim (as applicable) will be subordinated to the Liens securing or granted as adequate protection for, and claims with respect to, the First Lien Obligations and such DIP Financing (and all obligations relating thereto) and/or use of cash collateral on the same basis as the other Liens securing and claims with respect to the Junior Priority Obligations are so subordinated to the Liens securing and claims with respect to the First Lien Obligations under this Agreement and (ii) in the event any Junior Lien Secured Party seeks or requests adequate protection, and such adequate protection is granted in the form of (as applicable) a Lien on additional or replacement collateral and/or a superpriority administrative expense claim, then the Junior Lien Secured Parties agree that the First Lien Representative shall also be granted (as applicable) a senior Lien on such additional or replacement collateral as security and adequate protection for the First Lien Obligations and/or a senior superpriority administrative expense claim, and that any Lien on such additional or replacement Collateral securing or providing adequate protection for the Junior Priority Obligations and/or superpriority administrative expense claim shall be subordinated to the Liens on such Collateral securing and claims with respect to the First Lien Obligations and any such DIP Financing (and all obligations relating thereto) and any other Liens and claims granted to the First Lien Secured Parties as adequate protection on the same basis as the other Liens securing and claims with respect to the Junior Priority Obligations are so subordinated to such Liens securing and claims with respect to First Lien Obligations under this Agreement. To the extent that the First Lien Secured Parties are granted adequate protection in the form of payments in the amount of current post-petition fees and expenses and/or other cash payments, then the Junior Lien Secured Parties shall not be prohibited from seeking adequate protection in the form of payments in the amount of current post-petition incurred fees and expenses, and/or other cash payments (as applicable), subject to the right of the First Lien Secured Parties to object to the allowance and reasonableness of the amounts of fees and expenses or other cash payments so sought by the Junior Lien Secured Parties.

6.3. Preference Issues. If any First Lien Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to disgorge, turn over or otherwise pay to the estate of the Company or any other Grantor (or any trustee, receiver or similar person therefor) or to or for the benefit of its creditors, because the payment of such amount was declared to be fraudulent or preferential in any respect or for any other reason, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of setoff, recoupment or otherwise, then as among the parties hereto, the First Lien Obligations shall be deemed to be reinstated to the extent of such Recovery and to be outstanding as if such payment had not occurred, and such First Lien Secured Party shall be entitled to a future Discharge of First Lien Obligations with respect to all such recovered amounts and shall have all rights hereunder with respect thereto. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. Any Collateral or First Lien Collateral or proceeds thereof received by any Junior Lien Secured Party prior to the time of such Recovery shall be deemed to have been received prior to the Discharge of First Lien Obligations and subject to the provisions of Section 4.2 and the other terms of this Agreement. The First Lien Representative shall use commercially reasonable efforts to give written notice to the Junior Lien Representative of the occurrence of any such Recovery (provided that the failure to give such notice shall not affect the First Lien Representative’s rights hereunder, except it being understood that until the delivery of such notice to the Junior Lien Representative, the Junior Lien Representative shall not be charged with knowledge of such Recovery or required to take any actions based on such Recovery). The Junior Lien Representative, for itself and on behalf of each Junior Lien Secured Party, hereby agrees that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with the provisions of Section 4.1 and the other terms of this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the provisions of Section 4.1 and the other terms of this Agreement.

6.4. Application. The parties hereto agree that this Agreement constitutes a “subordination agreement” under Section 510(a) of the Bankruptcy Code or any similar provision under any Bankruptcy Law, and this Agreement shall be applicable prior to and after the commencement of any Insolvency or Liquidation Proceeding. All references herein to any Grantor shall apply to any trustee for such Person and such Person as debtor in possession. The relative rights as to the Collateral and other collateral and proceeds thereof shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, any Grantor.

6.5. Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a Plan of Reorganization, both on account of First Lien Obligations and on account of Junior Priority Obligations, then, to the extent the debt obligations distributed on account of the First Lien Obligations and on account of the Junior Priority Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

6.6. Post-Petition Interest.

(a) The Junior Lien Representative, on behalf of the Junior Lien Secured Parties, hereby acknowledges and agrees that neither the Junior Lien Representative nor any Junior Lien Secured Party shall oppose or seek to challenge any claim by the First Lien Representative or any First Lien Secured Party for allowance in any Insolvency or Liquidation Proceeding of First Lien Obligations consisting of post-petition interest, fees or expenses.

(b) Neither the First Lien Representative nor any First Lien Secured Party shall oppose or seek to challenge any claim by the Junior Lien Representative or any Junior Lien Secured Party for allowance in any Insolvency or Liquidation Proceeding of Junior Priority Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Liens in favor of the Junior Lien Secured Parties on the Collateral (after taking into account the Liens in favor of the First Lien Secured Parties).

6.7. Nature of Obligations; Separate Classification. The Junior Lien Representative, on behalf of the Junior Lien Secured Parties, hereby acknowledges and agrees that (i) the Junior Lien Secured Parties’ claims against the Company and/or any Grantor in respect of the Collateral constitute junior claims separate and apart (and of a different class) from the senior claims of the First Lien Secured Parties against the Company and the Grantor in respect of the Collateral and (ii) the First Lien Obligations include all interest, fees and expenses that accrue after the commencement of any Insolvency or Liquidation Proceeding of the Company or any Grantor at the rate provided for in the applicable First Lien Documents governing the same, whether or not a claim for post-petition interest, fees or expenses is allowed or allowable in any such Insolvency or Liquidation Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims against the Company or any Grantor in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior claims) under a Plan of Reorganization, then the Junior Lien Representative, for itself and on behalf of the Junior Lien Secured Parties, hereby acknowledge and agree that all distributions pursuant to Section 4.1 or otherwise shall be made as if there were separate classes of senior and junior secured claims against the Company and the Grantors in respect of the Collateral (with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the Junior Lien Representative on behalf of the Junior Lien Secured Parties), the First Lien Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, fees and expenses, pre-petition interest and other claims, all amounts owing in respect of post-petition interest, fees or expenses at the relevant contract rate (even though such claims may or may not be allowed or allowable in whole or in part in the respective Insolvency or Liquidation Proceeding) before any distribution is made in respect of the claims held by the Junior Lien Secured Parties, with the Junior Lien Representative, for itself and on behalf of the Junior Lien Secured Parties, hereby acknowledging and agreeing to turn over to the holders of the First Lien Obligations all amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence even if such turnover of amounts has the effect of reducing the amount of the claim of the Junior Lien Secured Parties).

6.8. Proofs of Claim. Subject to the limitations set forth in this Agreement, the First Lien Representative may file proofs of claim and other pleadings and motions with respect to any First Lien Obligations, any Junior Priority Obligations or the Collateral in any Insolvency or Liquidation Proceeding. If a proper proof of claim has not been filed in the form required in such Insolvency or Liquidation Proceeding at least ten (10) days prior to the expiration of the time for filing thereof, the First Lien Representative shall have the right (but not the duty) to file an appropriate claim for and on behalf of the Junior Lien Secured Parties with respect to any of the Junior Priority Obligations or any of the Collateral. In furtherance of the foregoing, the Junior Lien Representative hereby appoints the First Lien Representative as its attorney-in-fact, with full authority in the place and stead of the Junior Lien Representative and full power of substitution and in the name of the Junior Lien Secured Parties or otherwise, to execute and deliver any document or instrument that the First Lien Representative is required or permitted to deliver pursuant to this Section 6.8, such appointment being coupled with an interest and irrevocable.

6.9. Plan of Reorganization. No Junior Lien Secured Party (whether in the capacity as a secured or unsecured creditor) may support or vote in favor of any Non-Conforming Plan of Reorganization (and each shall be deemed to have voted to reject any such Non-Conforming Plan of Reorganization). Without limiting the generality of any provisions of this Agreement, any vote to accept, and any other act to support the confirmation or approval of, any Non-Conforming Plan of Reorganization shall be inconsistent with and accordingly, a violation of the terms of this Agreement, and the First Lien Representative shall be entitled to have any such vote to accept a Non-Conforming Plan of Reorganization dismissed and any such support of any Non-Conforming Plan of Reorganization withdrawn. Without limiting the generality of the foregoing, no Junior Lien Secured Party (whether in the capacity as a secured or unsecured creditor) may support or vote in favor of any Plan of Reorganization unless such Plan of Reorganization (a) pays off, in cash in full, all First Lien Obligations or (b) is accepted by the class of holders of First Lien Obligations voting thereon in accordance with Section 1126(c) of the Bankruptcy Code.

SECTION 7. Reliance; Waivers; etc.

7.1. Reliance. The consent by the First Lien Secured Parties to the execution and delivery of the Junior Priority Documents to which the First Lien Secured Parties have consented and all loans and other extensions of credit made or deemed made on and after the date hereof by the First Lien Secured Parties to the Company or any Subsidiary shall be deemed to have been given and made in reliance upon this Agreement. The Junior Lien Representative, on behalf of itself and each Junior Lien Secured Party, acknowledges that it and the Junior Lien Secured Parties have, independently and without reliance on the First Lien Representative or any First Lien Secured Parties, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the applicable Junior Priority Document, this Agreement and the transactions contemplated hereby and thereby and they will continue to make their own credit decision in taking or not taking any action under the applicable Junior Priority Document or this Agreement.

7.2. No Warranties or Liability. The Junior Lien Representative, on behalf of itself and each Junior Lien Secured Party, acknowledges and agrees that neither the First Lien Representative nor any of the First Lien Secured Parties has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the First Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. The First Lien Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the First Lien Documents in accordance with law and as they, in their sole discretion, may otherwise deem appropriate, and the First Lien Secured Parties may manage their loans and extensions of credit without regard to any rights or interests that the Junior Lien Representative or any of the Junior Lien Secured Parties have in the Collateral or otherwise, except as otherwise provided in this Agreement. Neither the First Lien Representative nor any First Lien Secured Parties shall have any duty to the Junior Lien Representative or any Junior Lien Secured Party to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any Subsidiary thereof (including the Junior Priority Documents), regardless of any knowledge thereof that they may have or be charged with. The First Lien Representative, the First Lien Secured Parties, the Junior Lien Representative and the Junior Lien Secured Parties have not otherwise made to each other, nor do they hereby make to each other, any warranties, express or implied, nor do they assume any liability to each other with respect to (a) the enforceability, validity, value or collectability of any of the Junior Priority Obligations, the First Lien Obligations or any guarantee or security which may have been granted to any of them in connection therewith, (b) the Company’s title to or right to transfer any of the Collateral or (c) any other matter except as expressly set forth in this Agreement.

7.3. Obligations Unconditional. All rights, interests, agreements and obligations of the First Lien Representative and the First Lien Secured Parties, and the Junior Lien Representative and the Junior Lien Secured Parties, respectively, hereunder shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any First Lien Documents or any Junior Priority Documents; or any lack of or other matter relating to the validity, enforceability, perfection or priority of any lien creating or existing or purported to be creating or existing thereunder;

(b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the First Lien Obligations or Junior Priority Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any First Lien Document or of the terms of any Junior Priority Document;

(c) any exchange of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First Lien Obligations or Junior Priority Obligations or any guarantee thereof;

(d) the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or

(e) any other circumstances that otherwise might constitute a defense available to, or a discharge of, the Company or any other Grantor in respect of the First Lien Obligations or the Junior Priority Obligations in respect of this Agreement.

SECTION 8. Miscellaneous.

8.1. Conflicts. Subject to Section 8.19, in the event of any conflict between the provisions of this Agreement and the provisions of any First Lien Document or any Junior Priority Document, the provisions of this Agreement shall govern; provided, however, solely as it relates to matters between the ABL Agent and the ABL Secured Parties (as each term is defined in the ABL Intercreditor Agreement) on the one hand and the First Lien Secured Parties and the Junior Lien Secured Parties on the other hand, in the event of any conflict between the provisions of this Agreement and the provisions of the ABL Intercreditor Agreement, the provisions of the ABL Intercreditor Agreement shall govern.

8.2. Continuing Nature of This Agreement; Severability. Subject to Section 5.1(a)(y), Section 5.7 and Section 6.3, this Agreement shall continue to be effective until the Discharge of First Lien Obligations shall have occurred or such later time as all of the Junior Priority Obligations shall have been paid in full. This is a continuing agreement of lien subordination, and the First Lien Secured Parties may continue, at any time and without notice to the Junior Lien Representative or any Junior Lien Secured Party, to extend credit and other financial accommodations and lend monies to or for the benefit of the Company or any other Grantor constituting First Lien Obligations in reliance hereon. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.3. Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement by the Junior Lien Representative or the First Lien Representative shall be deemed to be made except as contemplated by the First Lien Documents and the Junior Priority Documents and then pursuant to an agreement or agreements in writing signed by or on behalf of the First Lien Representative and the Junior Lien Representative or their respective authorized agents, and consented to in writing by the Company, and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time; provided that no such agreement shall by its terms amend, modify or otherwise affect the rights or obligations of any Grantor without the Company’s prior written consent. Notwithstanding anything in this Section 8.3 to the contrary, this Agreement may be amended from time to time at the request of the Company, at the Company’s expense, and with the consent of First Lien Representative and the Junior Lien Representative but without the consent of any other First Lien Secured Party or Junior Lien Secured Party to (i) secure additional extensions of credit or add other parties holding First Lien Obligations or Junior Priority Obligations to the extent such indebtedness does not expressly violate the First Lien Documents or the Junior Priority Documents and (ii) in the case of such additional Junior Priority Obligations, (a) establish that the Liens on the Collateral securing such Junior Priority Obligations shall be junior and subordinate in all respects to all Liens on the Collateral securing any First Lien Obligations (at least to the same extent as the Liens on the Collateral in favor of the Junior Lien Secured Parties are junior and subordinate to the Liens on the Collateral in favor of the First Lien Secured Parties pursuant to this Agreement immediately prior to the incurrence of such additional Junior Priority Obligations) and (b) provide to the holders of such Junior Priority Obligations (or any agent or trustee thereof) the comparable rights and benefits (including any improved rights and benefits that have been consented to by the First Lien Representative) as are provided to the Junior Lien Secured Parties under this Agreement.

8.4. Information Concerning Financial Condition of Holdings, the Company and the Subsidiaries. The First Lien Representative, the First Lien Secured Parties, the Representative and the Junior Lien Secured Parties shall each be responsible for keeping themselves informed of (a) the financial condition of Holdings, the Company and the Subsidiaries and all endorsers and/or guarantors of the First Lien Obligations or the Junior Priority Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the First Lien Obligations or the Junior Priority Obligations; provided, however, that nothing in this Agreement shall impose a duty on the First Lien Representative to keep itself informed of the financial condition of Holdings, the Company and the Subsidiaries or of other circumstances bearing upon the risk of nonpayment of the First Lien Obligations or any Junior Priority Obligations beyond that which is required pursuant to the Junior Priority Documents. The First Lien Representative, the First Lien Secured Parties, the Junior Lien Representative and the Junior Lien Secured Parties shall have no duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that the First Lien Representative, any First Lien Secured Party, the Junior Lien Representative or any Junior Lien Secured Party, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to any other party, it or they shall be under no obligation (w) to make, and the First Lien Representative, the First Lien Secured Parties, the Junior Lien Representative and the Junior Lien Secured Parties shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

8.5. Subrogation. The Junior Lien Representative, on behalf of itself and each Junior Lien Secured Party, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of First Lien Obligations has occurred.

8.6. Application of Payments. Except as otherwise provided herein or in the ABL Intercreditor Agreement, all payments received by the First Lien Secured Parties may be applied, reversed and reapplied, in whole or in part, to such part of the First Lien Obligations by the First Lien Secured Parties in a manner consistent with the terms of the First Lien Documents, the First Lien Pari Passu Intercreditor Agreement and the ABL Intercreditor Agreement. Except as otherwise provided herein, the Junior Lien Representative, on behalf of itself and each Junior Lien Secured Party, assents to any such extension or postponement of the time of payment of the First Lien Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the First Lien Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

8.7. Consent to Jurisdiction; Waivers. The parties hereto consent to the jurisdiction of any state or federal court located in New York, New York, and consent that all service of process may be made by registered mail directed to such party as provided in Section 8.8 for such party. Service so made shall be deemed to be completed three days after the same shall be posted as aforesaid. The parties hereto waive any objection to any action instituted hereunder in any such court based on forum non conveniens, and any objection to the venue of any action instituted hereunder in any such court. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR ACTION OF ANY PARTY HERETO IN CONNECTION WITH THE SUBJECT MATTER HEREOF.

8.8. Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy or electronic mail, as follows:

(i) if to a Grantor, to it c/o J. C. Penney Corporation, Inc., 6501 Legacy Drive, Mail Code 1304, Plano, TX 75024, Attention of the Treasurer (Telecopy No. (972) 431-2044), with a copy to the General Counsel;

(ii) if to the First Lien Representative, to Wilmington Trust, National Association, Global Capital Markets, 50 South Sixth Street, Suite 1290, Minneapolis, Minnesota 55402, Attention J.C. Penney Collateral Agency Administrator;

(iii) if to the Junior Lien Representative, to Wilmington Trust, National Association, Global Capital Markets, 50 South Sixth Street, Suite 1290, Minneapolis, Minnesota 55402, Attention J.C. Penney Collateral Agency Administrator; or

(iv) with respect to any party hereto, to such other address as may be designated by such party in a written notice to each other party hereto

Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail or upon receipt via U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

8.9. Further Assurances. Each Grantor and the Junior Lien Representative, on behalf of itself and each Junior Lien Secured Party, agrees that each of them shall take such further action and shall execute and deliver to the First Lien Representative such additional documents and instruments (in recordable form, if requested) as are necessary or that the First Lien Representative may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement.

8.10. Governing Law. This Agreement has been delivered and accepted at and shall be deemed to have been made at New York, New York and shall be interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York.

8.11. Binding on Successors and Assigns. This Agreement shall be binding upon the First Lien Representative, the First Lien Secured Parties, the Junior Lien Representative, the Junior Lien Secured Parties, the Company, the Grantors consenting hereto and their respective permitted successors and assigns.

8.12. Specific Performance. The First Lien Representative may demand specific performance of this Agreement. The Junior Lien Representative, on behalf of itself and each Junior Lien Secured Party, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by the First Lien Representative.

8.13. Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

8.14. Counterparts. This Agreement may be executed in one or more counterparts, including by means of facsimile or “pdf” file thereof, each of which shall be an original and all of which shall together constitute one and the same document.

8.15. Authorization. By its signature, each party hereto represents and warrants to the other parties hereto that the Person executing this Agreement on behalf of such party is duly authorized to execute this Agreement. The First Lien Representative represents and warrants that this Agreement is binding upon the First Lien Secured Parties. The Junior Lien Representative represents and warrants that this Agreement is binding upon the Junior Lien Secured Parties.

8.16. No Third Party Beneficiaries; Successors and Assigns. This Agreement and the rights and benefits hereof shall inure to the benefit of, and be binding upon, each of the parties hereto and their respective successors and assigns and shall inure to the benefit of each of, and be binding upon, the holders of First Lien Obligations and Junior Priority Obligations. No other Person shall have or be entitled to assert rights or benefits hereunder.

8.17. Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto. This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to the Company or any other Grantor shall include the Company or any other Grantor as debtor and debtor-in-possession and any receiver or trustee for the Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding.

8.18. [Reserved].

8.19. Relative Rights. Notwithstanding anything in this Agreement to the contrary (except to the extent contemplated by Section 5.3(b)), nothing in this Agreement is intended to or will (a) amend, waive or otherwise modify the provisions of any First Lien Document or any Junior Priority Document, or permit the Company or any other Grantor to take any action, or fail to take any action, to the extent such action or failure would otherwise constitute a breach of, or default under, any First Lien Document or any Junior Priority Document, (b) change the relative priorities of the First Lien Obligations or the Liens granted under the First Lien Documents on the Collateral (or any other assets) as among the First Lien Secured Parties, (c) otherwise change the relative rights of the First Lien Secured Parties in respect of the Collateral as among such First Lien Secured Parties or (d) obligate the Company or any Subsidiary to take any action, or fail to take any action, if taking or failing to take such action, as the case may be, would otherwise constitute a breach of, or default under, any First Lien Document or any Junior Priority Document.

8.20. References. Notwithstanding anything to the contrary in this Agreement, any references contained herein to any Section, clause, paragraph, definition or other provision of any First Lien Document or Junior Priority Document (including any definition contained therein) shall be deemed to be a reference to such Section, clause, paragraph, definition or other provision as in effect on the date of this Agreement; provided that any reference to any such Section, clause, paragraph or other provision shall refer to such Section, clause, paragraph or other provision of the applicable First Lien Document or Junior Priority Document, as applicable (including any definition contained therein), as amended or modified from time to time if such amendment or modification has been made in accordance with the applicable First Lien Document or Junior Priority Document.

8.21. Intercreditor Agreements. Notwithstanding anything to the contrary contained in this Agreement, each party hereto agrees that (i) the Junior Lien Secured Parties (as among themselves) may enter into intercreditor agreements (including the Junior Lien Pari Passu Intercreditor Agreement) or similar arrangements governing the rights, benefits and privileges as among the Junior Lien Secured Parties in respect of the Collateral, this Agreement and the other Junior Priority Documents, including as to application of proceeds of the Collateral, voting rights, control of the Collateral and waivers with respect to the Collateral and (ii) the First Lien Secured Parties (as among themselves) may enter into intercreditor agreements (including the Junior Lien Pari Passu Intercreditor Agreement) or similar arrangements governing the rights, benefits and privileges as among the First Lien Secured Parties in respect of the Collateral, this Agreement and the other First Lien Documents, including as to application of proceeds of the Collateral, voting rights, control of the Collateral and waivers with respect to the Collateral. In any event, if a respective intercreditor agreement (or similar arrangement) exists, the provisions thereof shall not be (or be construed to be) an amendment, modification or other change to this Agreement or any other First Lien Security Document or Junior Lien Security Document, and the provisions of this Agreement and the other First Lien Security Documents and Junior Lien Security Documents shall remain in full force and effect in accordance with the terms hereof and thereof (as such provisions may be amended, modified or otherwise supplemented from time to time in accordance with the terms hereof and thereof, including to give effect to any intercreditor agreement (or similar arrangement)). The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First Lien Secured Parties on the one hand and the Junior Lien Secured Parties on the other hand. None of the Company, any Grantor or any Subsidiary of the Company or any other creditor thereof shall have any rights hereunder. Nothing in this Agreement is intended to or shall impair the obligations of the Company or any other Grantor to pay the First Lien Obligations and the Junior Priority Obligations as and when the same shall become due and payable in accordance with their terms.

8.22. Concerning the First Lien Representative. The First Lien Representative is acting in this Agreement solely in its capacity as Collateral Agent under the First Lien Pari Passu Intercreditor Agreement, and shall be entitled to all of the rights, privileges and immunities of the Collateral Agent set forth therein and in the First Lien Documents, as if such rights, privileges and immunities were set forth herein.

8.23. Additional Grantors. The Company and each other Grantor on the date of this Agreement will constitute the original Grantors party hereto. The original Grantors will cause each Person that becomes a Grantor after the date hereof to contemporaneously become a party hereto (as a Grantor) by executing and delivering a Grantor Joinder Agreement to each Representative. The parties hereto agree that, notwithstanding any failure to take the actions required by the immediately preceding sentence, each Person that becomes a Grantor at any time (and any security granted by any such Person) will be subject to the provisions hereof as fully as if it constituted a Grantor party hereto and had complied with the requirements of the immediately preceding sentence.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as Collateral Agent, as First Lien Representative

By:	/s/ Hallie E. Field

Name:	Hallie E. Field
Title:	Assistant Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Junior Lien Representative

By:	/s/ Hallie E. Field

Name:	Hallie E. Field
Title:	Assistant Vice President
Address:	Global Capital Markets 50 South Sixth Street, Suite 1290 Minneapolis, MN 55408

CONSENT OF COMPANY AND GRANTORS

Dated: March 12, 2018

Reference is made to the Junior Priority Intercreditor Agreement dated as of the date hereof among WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as Collateral Agent, as Representative for the First Lien Secured Parties, and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Representative for the Junior Lien Secured Parties, as the same may be amended, restated, supplemented, waived, or otherwise modified from time to time (the “Intercreditor Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

Each of the undersigned Grantors has read the foregoing Intercreditor Agreement and consents thereto. Each of the undersigned Grantors agrees not to take any action that would be contrary to the express provisions of the foregoing Intercreditor Agreement, agrees to abide by the requirements expressly applicable to it under the foregoing Intercreditor Agreement and agrees that, except as otherwise provided therein, no First Lien Secured Party or Junior Lien Secured Party shall have any liability to any Grantor for acting in accordance with the provisions of the foregoing Intercreditor Agreement, the First Lien Documents or the Junior Priority Documents. Each Grantor understands that the foregoing Intercreditor Agreement is for the sole benefit of the First Lien Secured Parties and the Junior Lien Secured Parties and their respective successors and assigns, and that such Grantor is not an intended beneficiary or third party beneficiary thereof except to the extent otherwise expressly provided therein.

Without limitation to the foregoing, each Grantor agrees to take such further action and to execute and deliver such additional documents and instruments (in recordable form, if requested) as the First Lien Representative or the Junior Lien Representative (or any of their respective agents or representatives) may reasonably request to effectuate the terms of and the lien priorities contemplated by the Intercreditor Agreement.

This Consent shall be governed and construed in accordance with the laws of the State of New York. Notices delivered to any Grantor pursuant to this Consent shall be delivered in accordance with the notice provisions set forth in the Term Loan Agreement.

[Signature page follows]

IN WITNESS HEREOF, this Consent is hereby executed by each of the Grantors as of the date first written above.

J. C. PENNEY CORPORATION, INC.

By:	/s/ Trent Kruse
	Name:	Trent Kruse
	Title:	Vice President, Treasury and Investor Relations

J.C. PENNEY COMPANY, INC.

By:	/s/ Jeffrey Davis
	Name:	Jeffrey Davis
	Title:	Executive Vice President and Chief Financial Officer

J. C. PENNEY PURCHASING CORPORATION

By:	/s/ Gary Piper
	Name:	Gary Piper
	Title:	Treasurer

JCP REAL ESTATE HOLDINGS, INC.

By:	/s/ Gary Piper
	Name:	Gary Piper
	Title:	Treasurer

J.C. PENNEY PROPERTIES, INC.

By:	/s/ Gary Piper
	Name:	Gary Piper
	Title:	Treasurer

Annex I

[FORM OF] GRANTOR JOINDER AGREEMENT NO. [    ] dated as of [            ], 20[    ] (the “Grantor Joinder Agreement”) to the JUNIOR PRIORITY INTERCREDITOR AGREEMENT dated as of March 12, 2018 (the “Intercreditor Agreement”), among WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as Collateral Agent, as Representative for the First Lien Secured Parties, and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Representative for the Junior Lien Secured Parties, each other Representative from time to time party thereto, and consented to by J.C. PENNEY CORPORATION, INC. (the “Company”) and each of the other Grantors party thereto.

A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B. [        ], a Subsidiary of the Company (the “Additional Grantor”), has granted a Lien on all or a portion of its assets to secure [First] [Junior] Lien Obligations and such Additional Grantor is not a party to the Intercreditor Agreement.

C. The Additional Grantor wishes to become a party to the Intercreditor Agreement and to acquire and undertake the rights and obligations of a Grantor thereunder. The Additional Grantor is entering into this Grantor Joinder Agreement in accordance with the provisions of the Intercreditor Agreement in order to become a Grantor thereunder.

Accordingly, the Additional Grantor agrees as follows, for the benefit of the Representatives, the Company and each other party to the Intercreditor Agreement:

Section 1. Accession to the Intercreditor Agreement. The Additional Grantor (a) hereby accedes and becomes a party to the Intercreditor Agreement as a Grantor with the same force and effect as if originally named therein as a Grantor, (b) agrees to all the terms and provisions of the Intercreditor Agreement and (c) shall have all the rights and obligations of a Grantor under the Intercreditor Agreement.

Section 2. Representations, Warranties and Acknowledgment of the Additional Grantor. The Additional Grantor represents and warrants to each Representative, the First Lien Secured Parties and the Junior Lien Secured Parties that this Grantor Joinder Agreement has been duly authorized, executed and delivered by such Additional Grantor and constitutes the legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

Section 3. Counterparts. This Grantor Joinder Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Grantor Joinder Agreement shall become effective when each other Representative shall have received a counterpart of this Grantor Joinder Agreement that bears the signature of the Additional Grantor. Delivery of an executed counterpart of a signature page to this Grantor Joinder Agreement by telecopy or electronic image scan transmission (such as a “pdf” file) shall be effective as delivery of a manually signed counterpart of this Grantor Joinder Agreement.

Section 4. Benefit of Agreement. The agreements set forth herein or undertaken pursuant hereto are for the benefit of, and may be enforced by, any party to the Intercreditor Agreement.

Section 5. Governing Law. THIS GRANTOR JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND (TO THE EXTENT APPLICABLE) THE BANKRUPTCY CODE.

Section 6. Severability. In the event any one or more of the provisions contained in this Grantor Joinder Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 7. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 8.8 of the Intercreditor Agreement.

Section 8. The Additional Grantor agrees to reimburse each Representative for its reasonable out-of-pocket expenses in connection with this Grantor Joinder Agreement, including the reasonable fees, other charges and disbursements of counsel for each Representative.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Additional Grantor has duly executed this Grantor Joinder Agreement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF SUBSIDIARY]

By:
Name:
Title:

Acknowledged by:

[EACH REPRESENTATIVE], as Representative with respect to [the [ ] Agreement]

By:
Name:
Title: